MUNICIPAL INCOME OPPORTUNITIES TRUST  Two World Trade Center, New York, New York
                                      10048

LETTER TO THE SHAREHOLDERS November 30, 1996

DEAR SHAREHOLDER:

We are pleased to present the semiannual report on the operations of Municipal Income Opportunities Trust for the six-month period ended November 30, 1996.

Stronger economic growth and the potential threat of rising inflation shifted the tone of the fixed-income markets from bullish to bearish early in 1996. This change in market psychology was confirmed in March by a surprisingly large increase in payroll employment. The rise in interest rates between February and July may be attributed to market weakness on the days that strong monthly employment figures were reported. The bond market sporadically pushed long-term yields higher, in anticipation of a possible increase in the federal-funds rate by the Federal Reserve Board. However, as employment growth and overall economic activity slowed during the summer, the central bank left monetary policy unchanged. As a result, the fixed-income markets regained an optimistic outlook and rallied from September through November to lower yields last seen at the beginning of the year.

MUNICIPAL MARKET CONDITIONS

Between February and July 1996, 30-year insured revenue bond yields rose 75 basis points from 5.40 percent to reach 6.15 percent in April and again in mid-June. Subsequently, demand for municipal bonds improved and followed the trend of Treasuries to lower rates. By the end of November, insured bond yields stood at 5.50 percent. In November, the yield curve pickup for extending maturities from 1 to 30 years was 190 basis points.

The ratio of insured revenue bond yields to 30-year U.S. Treasury yields moved from 92 percent to 86 percent for the calendar year. A declining ratio means that municipal bond prices outperformed U.S. Treasury prices. The relative improvement in municipals occurred as flat-tax proposals failed to gain public support.

MUNICIPAL INCOME OPPORTUNITIES TRUST

The municipal market also benefited from steady demand. In addition to regular maturities and calls for redemption this year, it has been estimated that investors also faced the retirement of over $60 billion in debt that had been previously refinanced. On the supply side, new issues increased 13 percent to $160 billion for the first 11 months of 1996.

PERFORMANCE

The Fund's net asset value (NAV) moved from $8.31 to $8.49 per share over the six-month period ended November 30, 1996. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.325 per share, the Fund's total return was 5.79 percent. The Fund's market price on the New York Stock Exchange began and ended the period at $8.875 per share. Based on this market price and reinvestment of tax-free dividends the Fund's total return was 3.67 percent. On November 30, 1996, the Fund was trading at a 4.7 percent premium to NAV.

Undistributed net investment income available for dividends declined from $0.14 to $0.12 per share over the past six months. Beginning with the November 1996 payment, the monthly dividend was reduced from $0.055 to $0.050 in an effort to more closely reflect the Fund's anticipated income.

PORTFOLIO STRUCTURE

On November 30, 1996, the Fund's $179 million in net assets was diversified among 14 long-term sectors and 54 credits. Four loans representing less than five percent of the Fund's net assets were not accruing interest. In addition, three loans, totaling four percent of net assets, were accruing income, but may face difficulty meeting future debt service requirements.

MUNICIPAL INCOME OPPORTUNITIES TRUST

LOOKING AHEAD

The balance between the supply of new issues and demand created by maturities is expected to remain positive for the municipal market. Long-term insured municipal securities currently yield 86 percent of the yield on U.S. Treasury securities and may be expected to follow the direction of the Treasury market. Although municipal performance relative to Treasuries has improved, tax-exempt investments could again be affected by market uncertainty if new tax-reduction proposals resurface.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. Over the past six-months the Fund did not purchase shares of common stock.

We appreciate your ongoing support of Municipal Income Opportunities Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO

CHARLES A. FIUMEFREDDO
Chairman of the Board

MUNICIPAL INCOME OPPORTUNITIES TRUST

PORTFOLIO OF INVESTMENTS November 30, 1996 (unaudited)

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (95.7%)
              General Obligation (1.1%)
$  2,000      New York City, New York, 1994 Ser D.....................................      5.75%      08/15/10     $  1,975,560
--------                                                                                                              ----------

              Educational Facilities Revenue (1.4%)
   1,600      ABAG Finance Authority for Nonprofit California Corporations, National
               Center for International Schools COPs..................................      7.50       05/01/11        1,605,936
   1,000      New York State Dormitory Authority, State University Refg 1993 Ser A....      5.25       05/15/15          960,020
--------                                                                                                              ----------
   2,600                                                                                                               2,565,956
--------                                                                                                              ----------

              Electric Revenue (2.1%)
   4,000      Intermountain Power Agency, Utah, Refg 1996 Ser D.......................      5.00       07/01/21        3,706,560
--------                                                                                                              ----------

              Hospital Revenue (6.8%)
   2,000      Corona, California, Vista Hospital System Inc Ser 1992 B COPs...........      9.50       07/01/20        2,248,860
   1,010      Illinois Health Facilities Authority, Hinsdale Hospital Ser 1990 C......      9.50       11/15/19        1,153,087
              Massachusetts Health & Educational Facilities Authority,
   2,000       Dana Farber Cancer Institute Ser G-1...................................      6.25       12/01/14        2,104,040
   3,000       Dana Farber Cancer Institute Ser G-1...................................      6.25       12/01/22        3,121,080
   1,500      North Central Texas Health Facilities Development Corporation,
               University Medical Center Inc Ser 1987.................................      7.75       04/01/17        1,546,815
   1,870      Buena Vista Industrial Development Authority, Virginia, Stonewall
               Jackson Hospital Ser 1987..............................................      8.375      11/01/14        1,947,250
--------                                                                                                              ----------
  11,380                                                                                                              12,121,132
--------                                                                                                              ----------

              Industrial Development/Pollution Control Revenue (24.7%)
     480      Metropolitan Washington Airports Authority, District of Columbia,
               CaterAir International Corp Ser 1991 (AMT)+............................     10.125      09/01/11          483,797
   1,555      Illinois Development Finance Authority, Custom Tapes Inc Refg Ser
               1989...................................................................     10.50       05/01/19        1,590,143
   3,000      Massachusetts Industrial Finance Agency, Eastern Edison Co Refg Ser
               1993...................................................................      5.875      08/01/08        2,954,220
   3,890      Detroit Economic Development Corporation, Michigan, North Industrial
               Park LP Ser 1989.......................................................     11.375      02/15/14        4,254,143
   1,490      Michigan Strategic Fund, Kasle Steel Corp Ser 1989 (AMT)................      9.375      10/01/06        1,569,399
   3,600      Cleveland, Ohio, Continental Airlines Inc Ser 1990 (AMT)................      9.00       12/01/19        3,836,484
   2,000      Dayton, Ohio, Emery Air Freight Corp Ser 1988 A.........................     12.50       10/01/09        2,234,160
   1,090      Zanesville-Muskingum County Port Authority, Ohio, Anchor Glass
               Container Corp Ser 1989 B (AMT)........................................     10.25       12/01/08          830,002
   2,000      Beaver County Industrial Development Authority, Pennsylvania, Toledo
               Edison Co Collateralized Ser 1995-B....................................      7.75       05/01/20        2,191,140
   2,089      Butler County Industrial Development Authority, Pennsylvania, Morgan
               Management Co Ser 1976.................................................      8.75       11/15/03        2,100,326
   3,525      East Hempfield Township Industrial Development Authority, Pennsylvania,
               Herley Microwave System Inc Ser 1989 A.................................     10.40       06/01/04        3,802,276
   4,000      Pennsylvania Economic Development Authority, McMillan Bloedel Ltd Ser
               1995 (AMT).............................................................      7.60       12/01/20        4,484,880

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST

PORTFOLIO OF INVESTMENTS November 30, 1996 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              Lexington County, South Carolina,
$  2,565       Ellett Brothers Inc Refg Ser 1988......................................     10.625%     09/01/02     $  2,655,621
   4,250       Ellett Brothers Inc Refg Ser 1988......................................     10.625      09/01/08        4,400,747
   4,500      Pittsylvania County Industrial Development Authority, Virginia, Multi
               Trade of Pittsylvania County Ser 1994 A (AMT)..........................      7.45       01/01/09        4,723,020
   2,000      Upshur County, West Virginia, TJ International Inc Ser 1995 (AMT).......      7.00       07/15/25        2,087,840
--------                                                                                                              ----------
  42,034                                                                                                              44,198,198
--------                                                                                                              ----------

              Mortgage Revenue - Multi-Family (3.4%)
              Washington County Housing & Redevelopment Authority, Minnesota,
   3,885       Courtly Park Ser 1989 A................................................      9.75       06/15/19        2,331,000
   1,165       Courtly Park Ser 1989 A (AMT)..........................................     10.25       06/15/19          699,000
  24,080       Courtly Park Refg Ser 1989 B...........................................      0.00       06/15/19          240,800
   8,678       Courtly Park Refg Ser 1989 B (AMT).....................................      0.00       06/15/19           86,779
              White Bear Lake, Minnesota,
   3,715       White Bear Woods Apts Phase II Refg 1989 Ser A.........................      9.75       06/15/19        2,600,500
  22,843       White Bear Woods Apts Phase II Refg 1989 Ser B.........................      0.00       06/15/19          228,425
--------                                                                                                              ----------
  64,366                                                                                                               6,186,504
--------                                                                                                              ----------

              Mortgage Revenue - Single Family (11.2%)
   5,000      Alaska Housing Finance Corporation, Insured 1993 First Ser..............      5.90       12/01/33        4,970,150
  28,227      San Francisco, California, Ser 1982.....................................      0.00       10/01/14        4,293,547
     405      Broward County Housing Finance Authority, Florida, Home Ser 1989 A......     10.00       10/01/03          405,599
  54,975      New Hampshire Housing Finance Authority, Residential 1983 Ser B.........      0.00       01/01/15        8,443,610
   2,000      Ohio Housing Finance Agency, Residential 1996 Ser B-2 (AMT).............      6.10       09/01/28        2,016,960
--------                                                                                                              ----------
  90,607                                                                                                              20,129,866
--------                                                                                                              ----------

              Nursing & Health Related Facilities Revenue (23.3%)
              Vista, California,
     973       Long-Term Care Foundation of America Ser 1994 A COPs (a) (b)...........      8.50       01/01/20          486,647
     117       Long-Term Care Foundation of America Ser 1994 B COPs (a) (b)...........      0.00       01/01/20            1,167
              Escambia County, Florida,
   8,560       Pensacola Care Development Centers Ser 1989............................     10.25       07/01/11        8,947,169
   1,955       Pensacola Care Development Centers Ser 1989 A..........................     10.25       07/01/11        2,043,425
   8,825      Flagler County Industrial Development Authority, Florida, RHA/South
               Florida Properties Inc Ser 1988 A......................................     10.50       12/01/18        8,836,031
   1,480      Winchester, Indiana, Hoosier Care II Inc Ser 1990.......................     10.375      06/01/20        1,587,300
   2,540      Jefferson County, Kentucky, AHF/Kentucky-Iowa Inc Ser 1990..............     10.25       01/01/20        2,637,003
   1,600      Westside Habilitation Center, Louisiana, Intermediate Care Facility for
               the Mentally Retarded Refg Ser 1993....................................      8.375      10/01/13        1,699,136
   3,425      Massachusetts Industrial Finance Agency, Vinfen Corp Ser 1993...........      7.10       11/15/18        3,478,053
   6,295      McCurtain County Development Authority, Oklahoma, Heartway Corp Ser 1989
               A-2 (b)................................................................     10.25       03/01/19        4,406,500
   4,715      Kirbyville Health Facilities Development Corporation, Texas, Heartway
               III Corp Ser 1989 A (b)................................................     11.25       03/20/21        3,206,200

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST

PORTFOLIO OF INVESTMENTS November 30, 1996 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE           VALUE
-------------------------------------------------------------------------------------------------------------------------------
              North Central Texas Health Facilities Development Corporation,
$  1,900       C C Young Memorial Home Ser 1988.......................................     10.50%      12/01/13     $  2,180,744
   1,890       C C Young Memorial Home Ser 1988.......................................     10.50       12/01/13        2,169,266
--------                                                                                                             -----------
  44,275                                                                                                              41,678,641
--------                                                                                                             -----------

              Public Facilities Revenue (0.0%)
   1,120      La Salle County Jail Facilities Finance Corporation, Texas, Criminal
--------       Detention Center Ser 1989 (b)..........................................      9.75       08/01/09               11
                                                                                                                     -----------

              Retirement & Lifecare Facilities Revenue (7.1%)
              Connecticut Development Authority,
   3,230       Seabury Life Care Ser 1991.............................................     10.00       09/01/04        3,430,099
     600       Seabury Life Care Ser 1996.............................................      8.75       09/01/06          605,562
   1,000       Seabury Life Care Ser 1991.............................................     10.00       09/01/16        1,061,950
   5,701      Ann Arbor Economic Development Corporation, Michigan, Glacier Hills Inc
               Ser 1989...............................................................      8.375      01/15/19        5,592,795
   2,000      Glen Cove Housing Authority, New York, The Mayfair at Glen Cove Ser 1996
               (AMT)..................................................................      8.25       10/01/26        2,019,340
--------                                                                                                             -----------
  12,531                                                                                                              12,709,746
--------                                                                                                             -----------

              Tax Allocation (4.4%)
   1,200      Bridgeview, Illinois, Ser 1991..........................................      9.00       01/01/11        1,318,692
              Crestwood, Illinois,
   3,000       Refg Ser 1994..........................................................      7.00       12/01/04        3,092,850
   3,350       Refg Ser 1994..........................................................      7.25       12/01/08        3,408,860
--------                                                                                                             -----------
   7,550                                                                                                               7,820,402
--------                                                                                                             -----------

              Transportation Facilities Revenue (5.2%)
   2,000      San Joaquin Hills, California, Transportation Corridor Toll Road Sr
               Lien...................................................................      6.75       01/01/32        2,122,480
              Foothills/Eastern Transportation Corridor Agency, California, Toll Road
   2,000       Sr Lien Ser 1995 A.....................................................      0.00       01/01/13        1,281,480
   2,000      Mid-Bay Bridge Authority, Florida, Sr Lien Crossover Refg Ser 1993 A....      6.00       10/01/13        2,013,440
   4,000      Ohio Turnpike Commission, 1996 Ser A (MBIA).............................      5.50       02/15/26        3,970,880
--------                                                                                                             -----------
  10,000                                                                                                               9,388,280
--------                                                                                                             -----------

              Other Revenue (2.3%)
   2,000      Northern Palm Beach & County Improvement District, Florida, Water
               Control & Impr #9 A Ser 1996 A.........................................      7.30       08/01/27        2,074,680
   2,000      Mashantucket (Western) Pequot Tribe, Connecticut, Special 1996 Ser A....      6.40       09/01/11        2,059,740
--------                                                                                                             -----------
   4,000                                                                                                               4,134,420
--------                                                                                                             -----------

              Refunded (2.7%)
   4,521      Volusia County Health Facilities Authority, Florida, John Knox Village
--------       Center 1988 Ser A......................................................     11.125     09/01/97++       4,900,297
                                                                                                                     -----------
 300,984      TOTAL MUNICIPAL BONDS (Identified Cost $177,868,720).............................................      171,515,573
--------                                                                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST

PORTFOLIO OF INVESTMENTS November 30, 1996 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              SHORT-TERM MUNICIPAL OBLIGATION (1.4%)
$  2,500      Philadelphia Hospital & Higher Education Facilities Authority,
--------       Pennsylvania, Children's Hospital of Philadelphia 1996 Ser A
                (Demand 12/02/96)...................................................        4.00% *    03/01/27     $  2,500,000
                                                                                                                    ------------

$303,484      TOTAL INVESTMENTS (Identified Cost $180,368,720) (c)....................................    97.1%      174,015,573
========

              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................   2.9         5,113,987
                                                                                                         ------     ------------

              NET ASSETS...............................................................................  100.0%     $179,129,560
                                                                                                         ======     ============

---------------------

     AMT      Alternative Minimum Tax.
     COPs     Certificates of Participation.
      +       Joint exemption in District of Columbia and Virginia.
      ++      Prerefunded to call date shown.
      *       Current coupon of variable rate security.
     (a)      Resale is restricted to qualified institutional investors.
     (b)      Non-income producing, bond in default.
     (c)      The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is
              $6,596,910 and the aggregate gross unrealized depreciation is
              $12,950,057, resulting in net unrealized depreciation of
              $6,353,147.
Bond Insurance:
     MBIA     Municipal Bond Investors Assurance Corporation.

--------------------------------------------------------------------------------

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                               November 30, 1996

Alaska...................  2.8%
California...............  6.7
Connecticut..............  4.0
District of Columbia.....  0.3
Florida.................. 16.2
Illinois.................  5.9
Indiana..................  0.9
Kentucky.................  1.5
Louisiana................  0.9
Massachusetts............  6.5%
Michigan.................  6.4
Minnesota................  1.6
New Hampshire............  4.7
New York.................  2.8
Ohio.....................  7.2
Oklahoma.................  2.5
Pennsylvania.............  8.3
South Carolina...........  3.9
Texas....................  5.1%
Utah.....................  2.1
Virginia.................  4.0
Washington...............  1.9
West Virginia............  1.2
Joint Exemption (1)...... (0.3)
                           ---

Total.................... 97.1%
                           ===


(1) Joint exemptions have been included in both geographic locations.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1996 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $180,368,720).......................................    $174,015,573
Cash..................................................................         210,581
Receivable for:
    Interest..........................................................       4,881,295
    Investments sold..................................................         139,000
Prepaid expenses and other assets.....................................         121,680
                                                                            ----------

    TOTAL ASSETS......................................................     179,368,129
                                                                            ----------

LIABILITIES:
Payable for:
    Investment advisory fee...........................................          87,774
    Administration fee................................................          52,665
Accrued expenses and other payables...................................          98,130
                                                                            ----------

    TOTAL LIABILITIES.................................................         238,569
                                                                            ----------

NET ASSETS:
Paid-in-capital.......................................................     199,754,364
Net unrealized depreciation...........................................      (6,353,147)
Accumulated undistributed net investment income.......................       2,820,293
Accumulated net realized loss.........................................     (17,091,950)
                                                                            ----------

    NET ASSETS........................................................    $179,129,560
                                                                            ==========

NET ASSET VALUE PER COMMON SHARE
 21,089,872 shares outstanding
 (unlimited shares authorized of $.01 par value)......................           $8.49
                                                                                  ====

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST

STATEMENT OF OPERATIONS
For the six months ended November 30, 1996 (unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME........................................................    $ 7,602,250
                                                                             ---------

EXPENSES
Investment management fee..............................................        443,167
Administration fee.....................................................        265,900
Professional fees......................................................         75,087
Transfer agent fees and expenses.......................................         45,750
Registration fees......................................................         16,142
Custodian fees.........................................................         15,111
Shareholder reports and notices........................................         15,006
Trustees' fees and expenses............................................          8,147
Other..................................................................          7,435
                                                                             ---------
    TOTAL EXPENSES BEFORE EXPENSE OFFSET...............................        891,745

    LESS: EXPENSE OFFSET...............................................        (15,095)
                                                                             ---------

    TOTAL EXPENSES AFTER EXPENSE OFFSET................................        876,650
                                                                             ---------

    NET INVESTMENT INCOME..............................................      6,725,600
                                                                             ---------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain......................................................        823,175
Net change in unrealized depreciation..................................      3,140,678
                                                                             ---------

    NET GAIN...........................................................      3,963,853
                                                                             ---------

NET INCREASE...........................................................    $10,689,453
                                                                             =========

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                        FOR THE SIX        FOR THE YEAR
                                                       MONTHS ENDED            ENDED
                                                     NOVEMBER 30, 1996     MAY 31, 1996
----------------------------------------------------------------------------------------
                                                        (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income............................      $   6,725,600       $ 14,638,709
Net realized gain................................            823,175            864,697
Net change in unrealized depreciation............          3,140,678         (6,396,850)
                                                         -----------        -----------

    NET INCREASE.................................         10,689,453          9,106,556

Dividends from net investment income.............         (6,854,055)       (13,655,349)
                                                         -----------        -----------

    NET INCREASE (DECREASE)......................          3,835,398         (4,548,793)

NET ASSETS:
Beginning of period..............................        175,294,162        179,842,955
                                                         -----------        -----------
    END OF PERIOD
    (Including undistributed net investment
    income of
    $2,820,293 and $2,948,748, respectively).....      $ 179,129,560       $175,294,162
                                                         ===========        ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS November 30, 1996 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Municipal Income Opportunities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on June 22, 1988 and commenced operations on September 19, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

MUNICIPAL INCOME OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS November 30, 1996 (unaudited) continued

which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with Dean Witter InterCapital Inc. (the "Investment Adviser"), an affiliate of Dean Witter Services Company Inc. (the "Administrator"), the Fund pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Adviser.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with the Administrator, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.30% to the Fund's weekly net assets.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended November 30, 1996 aggregated $17,072,020 and $16,493,048, respectively.

MUNICIPAL INCOME OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS November 30, 1996 (unaudited) continued

Dean Witter Trust Company, an affiliate of the Investment Adviser and Administrator, is the Fund's transfer agent. At November 30, 1996, the Fund had transfer agent fees and expenses payable of approximately $20,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended November 30, 1996 included in Trustees' fees and expenses in the Statement of Operations amounted to $426. At November 30, 1996, the Fund had an accrued pension liability of $48,460 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                                   CAPITAL
                                                                                                                   PAID IN
                                                                                                                  EXCESS OF
                                                                                      SHARES       PAR VALUE      PAR VALUE
                                                                                    ----------     ---------     ------------
Balance, May 31, 1995, 1996 & November 30, 1996.................................    21,089,872     $ 210,898     $199,543,466
                                                                                     =========       =======      ===========

6. FEDERAL INCOME TAX STATUS

At May 31, 1996, the Fund had a net capital loss carryover of approximately $17,915,000 to offset future capital gains to the extent provided by regulations through May 31 of the following years:

           AMOUNT IN THOUSANDS
------------------------------------------
 2002        2003       2004       TOTAL
-------    --------    -------    --------
$1,493      $11,179    $5,243     $17,915
=======    ========    =======    ========

7. DIVIDENDS

The Fund declared the following dividends from net investment income:

   DECLARATION         AMOUNT             RECORD                PAYABLE
       DATE           PER SHARE            DATE                  DATE
------------------    ---------     ------------------    -------------------
November 26, 1996       $0.05        December 6, 1996      December 20, 1996
December 31, 1996       $0.05        January 10, 1997      January 24, 1997

MUNICIPAL INCOME OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                 FOR THE SIX                  FOR THE YEAR ENDED MAY 31*
                                                                 MONTHS ENDED          -----------------------------------------
                                                              NOVEMBER 30, 1996*              1996                   1995
--------------------------------------------------------------------------------------------------------------------------------
                                                                 (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................           $ 8.31                        $ 8.53                 $ 8.47
                                                                 ----------                         -----                  -----
Net investment income.....................................             0.32                          0.69                   0.68
Net realized and unrealized gain (loss)...................             0.19                         (0.26)                  0.01
                                                                 ----------                         -----                  -----
Total from investment operations..........................             0.51                          0.43                   0.69
                                                                 ----------                         -----                  -----
Less dividends and distributions from:
   Net investment income..................................            (0.33)                        (0.65)                 (0.63)
   Net realized gain......................................               --                            --                     --
                                                                 ----------                         -----                  -----
Total dividends and distributions.........................            (0.33)                        (0.65)                 (0.63)
                                                                 ----------                         -----                  -----
Net asset value, end of period............................           $ 8.49                        $ 8.31                 $ 8.53
                                                                 ==========                         =====                  =====
Market value, end of period...............................           $8.875                        $8.875                 $ 8.25
                                                                 ==========                         =====                  =====
TOTAL INVESTMENT RETURN+..................................             3.67%(1)                     15.95%                  9.81%
RATIOS TO AVERAGE NET ASSETS:
Total expenses before expense offset......................             1.01%(2)(3)                   0.97%                  1.04%
Net investment income.....................................             7.59%(2)(3)                   8.24%                  8.10%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...................         $179,130                      $175,294               $179,843
Portfolio turnover rate...................................               10%(1)                         8%                     5%

                                                                                  FOR THE YEAR ENDED MAY 31*
                                                               --------------------------------------------------------------
                                                                      1994                   1993                   1992
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................              $ 8.58                 $ 8.97                 $ 9.39
                                                                         -----                  -----                  -----
Net investment income.....................................                0.67                   0.64                   0.74
Net realized and unrealized gain (loss)...................               (0.15)                 (0.34)                 (0.43)
                                                                         -----                  -----                  -----
Total from investment operations..........................                0.52                   0.30                   0.31
                                                                         -----                  -----                  -----
Less dividends and distributions from:
   Net investment income..................................               (0.63)                 (0.66)                 (0.73)
   Net realized gain......................................                  --                  (0.03)                    --
                                                                         -----                  -----                  -----
Total dividends and distributions.........................               (0.63)                 (0.69)                 (0.73)
                                                                         -----                  -----                  -----
Net asset value, end of period............................              $ 8.47                 $ 8.58                 $ 8.97
                                                                         =====                  =====                  =====
Market value, end of period...............................              $8.125                 $ 8.25                 $9.325
                                                                         =====                  =====                  =====
TOTAL INVESTMENT RETURN+..................................                6.17%                 (4.71)%                 2.64%
RATIOS TO AVERAGE NET ASSETS:
Total expenses before expense offset......................                1.22%                  1.15%                  1.08%
Net investment income.....................................                7.80%                  7.27%                  8.00%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...................            $181,745               $184,100               $194,851
Portfolio turnover rate...................................                  16%                     2%                     4%

---------------------
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
 * The per share amounts were computed using an average number of shares outstanding during the period.
(1)  Not annualized.
(2)  Annualized.
(3)  The above ratios reflect the effect of expense offsets of 0.02%.

                       SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been left blank intentionally)

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York  10048




The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.


MUNICIPAL
INCOME
OPPORTUNITIES
TRUST

[PHOTO]


SEMIANNUAL REPORT
NOVEMBER 30, 1996